UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9631

Cohen & Steers Institutional Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $51.30 per share. In addition, a regular dividend of $0.43 per share was declared for shareholders of record on June 22, 2006 and was paid on June 23, 2006.a

The total return, including income and change in net asset value, for Cohen & Steers Institutional Realty Shares and the comparative benchmarks were:

Six Months Ended 06/30/06
Cohen & Steers Institutional Realty Shares	14.52%
FTSE NAREIT Equity REIT Index[b]	12.90%
S&P 500 Index[b]	2.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

Investment Review

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets. When concerns about inflation, Fed tightening and potentially slower economic growth spooked investors across markets, REITs also retrenched briefly. By June 30, however, the continued drumbeat of positive developments in fundamentals for U.S. real estate drove U.S. REIT stocks back to within a couple of percentage points of their first-quarter closing levels.

We believe the broader stock market has been concerned that accelerating inflationary pressures would necessitate more Federal Reserve monetary tightening than previously expected, increasing the possibility of slower a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an umanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

economic growth—a condition we have been forecasting for some time. Interestingly, while a slowdown in economic growth and higher inflation are generally viewed as negatives for stock returns, we believe the current real estate recovery should progress quite nicely. Ongoing demand for real estate in an environment of moderate economic growth should, in our view, continue to outstrip the historically modest levels of new supply. In the past, inflation, an unequivocal negative for financial assets, has been a net positive for real property, and therefore REITs, relative to most other financial assets. It is not surprising, then, that real estate stocks fared better than the broader market this year.

It is also noteworthy that during the first half of 2006, the yield on the 10-year U.S. Treasury bond increased from 4.4% to 5.1%. During this same period, REITs generated a total return of 12.9%, further confounding the many financial pundits who repeatedly mischaracterize REITs as interest-rate-sensitive stocks in the face of continued evidence to the contrary. While quantitative evidence has shown REITs historically to have had a low long-term correlation to interest rates, that perception still exists.

Many REIT stocks continued to respond to improving real estate fundamentals in the six months ending June 30. The top-performing sectors for the period were apartment (21.0% total return), office (19.8%) and hotel (17.2%), the three sectors that benefited most from the real estate recovery. The hotel sector continued to benefit from strong demand from both the business and leisure travel segments, combined with negligible new construction.

Office properties also benefited from strong corporate profit growth, which typically manifests itself in corporations hiring new employees and filling up office space. Two large transactions in the first half of the year underscored that. In March, the Blackstone Group paid $5.6 billion for CarrAmerica Realty, which had a total return of 31.8% year-to-date and was one of the fund's top performers. The price implied a capitalization rate (the unleveraged initial yield) on CarrAmerica's real estate of 6.7%, better than the 7.5% assumed rate that most analysts had been using to value the company.

Then, on June 5, Trizec Properties (26.8%), also a top performer, announced that it was being acquired by Brookfield Properties (another holding) and the Blackstone Group for $8.9 billion—the largest REIT buyout since General Growth Properties purchased the Rouse Company in 2004. The 18% stock price premium offered for Trizec was larger than the average premium in recent quarters, and reiterated to investors that most office REITs were trading at discounts to the value of their underlying office building assets. The sheer size of the transaction also implied that in the current environment, few if any REITs are too large to be acquired, provided the stock price looks attractive to a potential buyer. Another of our top-performers for the period was in this sector—SL Green Realty (45.0%)—as was one of our worst, Republic Property Trust (–15.9%).

The apartment sector continued to advance as weakness in the for-sale housing markets continued to accrue to the benefit of apartment owners. The lack of affordability of owned housing in many U.S. markets today has forced more households to choose renting as an alternative to buying a home. With reports of more children of baby boomers and an expanding workforce moving into apartments and fewer first-time home buyers moving out, apartment rents accelerated forcefully. Our third top performer, AvalonBay Communities (25.7%), benefited from

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

this trend. Conversely, GMH Communities Trust (–11.8%), a student housing company, was one of the fund's worst performers as it struggled with company-specific issues.

The self storage sector (11.3%) took a break from recent strong advances. The fund's positions in U-Store-It Trust (–7.8%) and Extra Space Storage (8.6%) and its underweight in Public Storage (13.5%) detracted from relative performance.

Manufactured housing, the worst-performing sector (–0.2%), continued to underperform as the long-awaited recovery remained elusive. Free standing (2.6%) turned in a weak, but positive, performance. Regional malls rounded out the worst-performing sectors (3.6%). Mills Corporation (–34.6%), our worst performer, continued to struggle to meet the obligations of a public company to its shareholders.

Investment Outlook

During the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return that real estate has provided, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase as long as the surrounding economic activity has increased, regardless of what happened to the monetary price level. In other words, inflation historically has not harmed land values the way it can harm financial assets like bonds and (other) stocks. Witness the net contraction of REIT multiples during the disinflationary 1980s and 1990s, and the expansion of REIT multiples since deflationary fears evaporated in 2003. Historically, landowners have enjoyed inflationary times. Note that , while past performance is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at levels greater than the rate of inflation in every single year.

As a result, given our view of the state of relative balance of most real estate markets in the United States, we believe that modest reflation is a net positive for real estate stocks relative to most other financial assets. Of course, galloping inflation would increase uncertainty in the economy and could eventually severely curtail economic growth, which would not help real estate values or the REIT market. However, our belief is that the Federal Reserve knows how to do its job of maintaining relative price stability, and that the imbalances in the economy are manageable and do not represent significant structural impediments to its execution of what we believe will be a typical mid-cycle slowdown.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

We are experiencing a transitory overlap of higher inflation and slower economic growth. Without large structural impediments to free-market economic flexibility, these two phenomena are generally incompatible. The Fed's job is to decide which of the two is less harmful to the overall economy. From a real estate standpoint, neither slightly higher inflation nor slightly lower economic growth (we estimate the 2% range) should, in our view, derail the steady real estate recovery that has thus far driven cash flow and dividend growth in the U.S. REIT sector.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  JAMES S. CORL

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview or our investment approach.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review

Average Annual Total Returns—For the Periods Ended June 30, 2006

	1 Year	5 Years	Since Inception[a]
Fund	22.64%	20.76%	22.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund's manager has contractually agreed to waive certain fees and/or reimburse the fund for expenses for the life of the fund. Absent such arrangements, returns would have been lower.

a  Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/06—06/30/06.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expenses Paid During Period* 01/01/06–06/30/06
Actual (14.52% return)	$1,000.00	$1,145.20	$3.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.76

* Expenses are equal to the fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had borne all of its expenses that were assumed by the manager, the annualized expense ratio would have been 0.77%.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

JUNE 30, 2006

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
1. Vornado Realty Trust	$68,522,534	6.1%
2. Equity Office Properties Trust	64,099,548	5.7
3. Boston Properties	61,490,080	5.5
4. AvalonBay Communities	57,491,537	5.1
5. Equity Residential	57,276,765	5.1
6. Simon Property Group	53,405,066	4.8
7. Brookfield Properties Corp.	46,911,902	4.2
8. Archstone-Smith Trust	45,518,476	4.1
9. ProLogis	44,602,159	4.0
10. Host Hotels and Resorts.	39,548,112	3.5

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	96.8%
DIVERSIFIED	6.7%
Cousins Properties		80,700	$2,496,051
Crescent Real Estate Equities Co.		209,400	3,886,464
Vornado Realty Trust		702,435	68,522,534
			74,905,049
HEALTH CARE	2.3%
Health Care Property Investors		60,700	1,623,118
Nationwide Health Properties		181,800	4,092,318
Ventas		613,500	20,785,380
			26,500,816
HOTEL	8.3%
Hilton Hotels Corp.		684,700	19,363,316
Host Hotels and Resorts		1,808,327	39,548,112
Starwood Hotels & Resorts Worldwide		338,700	20,437,158
Strategic Hotels & Resorts		647,500	13,429,150
			92,777,736
INDUSTRIAL	5.6%
AMB Property Corp.		359,200	18,157,560
ProLogis		855,759	44,602,159
			62,759,719
OFFICE	26.1%
Alexandria Real Estate Equities		277,289	24,589,989
BioMed Realty Trust		457,700	13,703,538
Boston Properties		680,200	61,490,080
Brandywine Realty Trust		68,910	2,216,835
Brookfield Properties Corp.		1,458,250	46,911,902
Equity Office Properties Trust		1,755,671	64,099,548
Glenborough Realty Trust		256,000	5,514,240
Kilroy Realty Corp.		148,800	10,750,800
Mack-Cali Realty Corp.		361,846	16,615,968
Maguire Properties		337,500	11,869,875
Reckson Associates Realty Corp.		406,300	16,812,694
SL Green Realty Corp.		166,300	18,204,861
			292,780,330

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	1.7%
Liberty Property Trust		445,600	$19,695,520
RESIDENTIAL	25.6%
APARTMENT	24.7%
Apartment Investment & Management Co.		712,000	30,936,400
Archstone-Smith Trust		894,800	45,518,476
AvalonBay Communities		519,721	57,491,537
BRE Properties		612,900	33,709,500
Camden Property Trust		187,500	13,790,625
Equity Residential		1,280,500	57,276,765
Essex Property Trust		204,600	22,845,636
GMH Communities Trust		223,400	2,944,412
Post Properties		283,656	12,860,963
			277,374,314
MANUFACTURED HOME	0.9%
Sun Communities		304,700	9,911,891
TOTAL RESIDENTIAL			287,286,205
SELF STORAGE	5.0%
Extra Space Storage		220,500	3,580,920
Public Storage		402,400	30,542,160
Shurgard Storage Centers		309,098	19,318,625
U-Store-It Trust		137,800	2,598,908
			56,040,613
SHOPPING CENTER	15.5%
COMMUNITY CENTER	5.4%
Developers Diversified Realty Corp.		302,300	15,774,014
Federal Realty Investment Trust		313,700	21,959,000
Inland Real Estate Corp.		164,900	2,453,712
Pan Pacific Retail Properties		125,300	8,692,061
Tanger Factory Outlet Centers		357,600	11,575,512
			60,454,299

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	10.1%
CBL & Associates Properties		168,400	$6,555,812
General Growth Properties		280,900	12,657,354
Macerich Co.		333,300	23,397,660
Mills Corp.		445,500	11,917,125
Simon Property Group		643,900	53,405,066
Taubman Centers		145,200	5,938,680
			113,871,697
TOTAL SHOPPING CENTER			174,325,996
TOTAL COMMON STOCK (Identified cost—$638,709,345)			1,087,071,984
		Principal Amount
COMMERCIAL PAPER	2.7%
New Center Asset Trust, 4.15%, due 7/3/06 (Identified cost—$30,501,966)		$30,509,000	30,501,966
TOTAL INVESTMENTS (Identified cost—$669,211,311)	99.5%		1,117,573,950
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%		5,749,647
NET ASSETS (Equivalent to $51.30 per share based on 21,895,788 shares of common stock outstanding)	100.0%		$1,123,323,597

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$669,211,311)	$1,117,573,950
Dividends receivable	4,386,743
Receivable for investment securities sold	4,009,272
Receivable for fund shares sold	3,643,345
Total Assets	1,129,613,310
LIABILITIES:
Payable for investment securities purchased	4,900,652
Payable for fund shares redeemed	723,147
Payable to manager	665,914
Total Liabilities	6,289,713
NET ASSETS applicable to 21,895,788 shares of $0.001 par value capital stock outstanding	$1,123,323,597
NET ASSET VALUE PER SHARE:
($1,123,323,597 ÷ 21,895,788 shares outstanding)	$51.30
NET ASSETS consist of:
Paid-in capital	$567,079,949
Dividends in excess of net investment income	(12,330,036)
Accumulated undistributed net realized gain on investments	120,211,045
Net unrealized appreciation on investments	448,362,639
$1,123,323,597

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of $78,907 of foreign withholding tax)	$9,137,431
Interest income	639,831
Total Income	9,777,262
Expenses:
Management fees	3,955,752
Registration and filing fees	68,039
Directors' fees and expenses	24,399
Line of credit fees and expenses	17,254
Total Expenses	4,065,444
Reduction of Expenses	(109,692)
Net Expenses	3,955,752
Net Investment Income	5,821,510
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	122,614,591
Net change in unrealized appreciation on investments	15,586,113
Net realized and unrealized gain on investments	138,200,704
Net Increase in Net Assets Resulting from Operations	$144,022,214

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$5,821,510	$16,708,962
Net realized gain on investments	122,614,591	122,422,088
Net change in unrealized appreciation on investments	15,586,113	(2,352,976)
Net increase in net assets resulting from operations	144,022,214	136,778,074
Dividends and Distributions to Shareholders from:
Net investment income	(18,151,546)	(16,717,522)
Net realized gain on investments	—	(109,995,483)
Tax return of capital	—	(6,535,400)
Total dividends and distributions to shareholders	(18,151,546)	(133,248,405)
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	(14,611,298)	2,377,211
Total increase in net assets	111,259,370	5,906,880
Net Assets:
Beginning of period	1,012,064,227	1,006,157,347
End of period[a]	$1,123,323,597	$1,012,064,227

a  Includes dividends in excess of net investment income of $12,330,036 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$45.56	$45.47	$37.34	$29.41	$30.97	$30.89
Income from investment operations:
Net investment income	0.27 [a]	0.81	0.99	1.10	1.28	1.35
Net realized and unrealized gain (loss) on investments	6.33	5.77	13.11	9.78	(0.28)	0.43
Total income from investment operations	6.60	6.58	14.10	10.88	1.00	1.78
Less dividends and distributions to shareholders from:
Net investment income	(0.86)	(0.81)	(0.99)	(1.10)	(1.29)	(1.33)
Net realized gain on investments	—	(5.36)	(4.80)	(1.53)	(1.23)	(0.26)
Tax return of capital	—	(0.32)	(0.18)	(0.32)	(0.04)	(0.11)
Total dividends and distributions to shareholders	(0.86)	(6.49)	(5.97)	(2.95)	(2.56)	(1.70)
Net increase (decrease) in net asset value	5.74	0.09	8.13	7.93	(1.56)	0.08
Net asset value, end of period	$51.30	$45.56	$45.47	$37.34	$29.41	$30.97
Total investment return	14.52%[a]	14.70%	38.78%	38.04%	3.06%	6.02%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,123.3	$1,012.1	$1,006.2	$888.7	$615.7	$594.2
Ratio of expenses to average daily net assets (before expense reduction)	0.77%[b]	0.76%	0.76%	0.77%	0.76%	0.77%
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%[b]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average daily net assets (before expense reduction)	1.08%[b]	1.65%	2.23%	3.24%	4.06%	4.30%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.10%[b]	1.67%	2.24%	3.26%	4.07%	4.33%
Portfolio turnover rate	27%[a]	34%	29%	35%	38%	41%

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the manager) serves as the fund's investment manager, pursuant to a management agreement (the management agreement). Under the terms of the management agreement, the manager provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the fund.

The manager is also responsible, under the management agreement, for the performance of certain administrative functions for the fund. Additionally, the manager pays certain expenses of the fund, including administration and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The manager has contractually agreed to reimburse the fund so that its total annual operating expenses do not exceed 0.75% of the average daily net assets. This commitment will remain in place for the life of the fund.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the manager. The fund does not pay compensation to any affiliated directors and officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006 totaled $274,869,917 and $307,323,319 respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation were as follows:

Cost for federal income tax purposes	$669,211,311
Gross unrealized appreciation	$449,037,461
Gross unrealized depreciation	(674,822)
Net unrealized appreciation	$448,362,639

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the fund is authorized to reclassify and issue any unissued shares of the fund without shareholder approval. Transactions in fund shares were as follows:

	For the Six Months Ended June 30, 2006		For the Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Sold	4,237,561	$211,874,271	5,446,549	$248,176,120
Issued as reinvestment of dividends	272,097	13,672,422	2,507,912	115,117,242
Redeemed	(2,208,757)	(109,300,228)	(5,484,705)	(262,347,663)
Redeemed in kind[a]	(2,618,726)	(130,857,763)	(2,382,631)	(98,568,488)
Net increase (decrease)	(317,825)	$(14,611,298)	87,125	$2,377,211

a  Certain shareholders of the fund were permitted to redeem shares in-kind. As a result, the fund realized a net gain of $73,498,001 and $12,731,414, respectively, for financial reporting purposes.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2006. The fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2006, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

APPROVAL OF MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Management Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on March 7, 2006, the Management Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

In considering whether to continue the Management Agreement, the board reviewed materials provided by the fund's manager (the "manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the manager, sales and redemption data for the fund and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the manager. The board considered factors relating to both the selection of the manager and the approval of the advisory fee when reviewing the Management Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the manager: The directors reviewed the services that the manager provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the manager dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also considered a presentation by the manager on its investment philosophy with respect to, and the investment outlook for, the fund. Additionally, the directors took into account the services provided by the manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the manager's personnel. The directors also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the manager's experience in investing in real estate securities generally helped further the fund's objectives. Lastly, the directors noted the manager's ability to attract quality and experienced personnel. The directors concluded that the nature, quality and extent of services provided by the manager, including compliance with investment restrictions and tax reporting requirements, are adequate and appropriate.

(ii) Investment performance of the fund and the manager: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group. In particular, they

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

focused on materials provided by Morningstar. The directors noted that the fund had favorable performance during the past three years relative to its peer group. In particular, the directors noted that, according to Morningstar, among its peer group funds in the specialty-real estate category, the fund was ranked second in total returns for the 3-year period and third in total returns for each of the 1- and 5-year periods. The directors also noted that the fund was currently outperforming its benchmark for the 1- and 3-year periods, with only slight underperformance in the 5-year period.

The directors reviewed the manager's performance for other open-end real estate funds. In particular, the directors noted that the manager managed other real estate funds, in addition to the fund, that were outperforming their benchmark indices and their peer groups. The directors determined that the manager would continue to be an appropriate investment adviser for the fund and that the fund's performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the manager from the relationship with the fund: Next, the directors considered the cost of the services provided by the manager. As part of their analysis, the directors gave substantial consideration to the fee and expense ratio analyses provided by Morningstar and comparisons to peer group funds selected by Morningstar. The directors noted that, under the Management Agreement, the fund pays the manager a monthly investment advisory fee computed at the annual rate of 0.75% of the average daily net assets of the fund. The directors noted in particular that the manager has contractually agreed to reimburse the fund so that its total annual operating expenses never exceed 0.75% of average daily net assets.

In reviewing the investment advisory fee, the directors considered the investment advisory fees of the peer group and noted that the fund's fee was the same as the peer group median. The directors noted, also, that the fund's total expense ratio was substantially lower than its peer group median. The directors took note of the fact that, unlike the other funds included in the peer group, the manager pays the fund's operating expenses out of its management fees, and that the peer funds are responsible for paying these operating expenses over and above their investment advisory fee. The directors concluded that the fund's expense structure is competitive in the peer group.

The directors also reviewed information regarding the profitability to the manager of its relationship with the fund. The board considered the level of the manager's profits and whether the profits were reasonable for the manager. The directors took into consideration other benefits to be derived by the manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the manager receives by allocating the fund's brokerage transactions.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that the manager pays all operating costs of the fund and, thus, the shareholders only incur the advisory fee costs. Consequently, the directors determined that there were not at this time significant economies of scale that were not being shared with shareholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Management Agreement to those under other investment advisory contracts of other investment advisers managing peer group funds. The directors were provided with an industry study analyzing differences between funds and institutional accounts and the services and fees associated with each and compared both the services rendered and the fees paid under the Investment Advisory Agreement to the manager's other advisory contracts with institutional and other clients.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006